                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   09/01/04 - 09/30/04

                            MONTHLY OPERATING REPORT


 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


                                                                                               DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                                FORM NO.     ATTACHED        ATTACHED
------------------                                                                --------     --------        --------
Schedule of Cash Receipts and Disbursements                                       MOR - 1A         x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)            MOR - 1B         x
Statement of Operations                                                           MOR - 2
Balance Sheet                                                                     MOR - 3
Status of Postpetition Taxes                                                      MOR - 4          x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                  x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                         x
Summary of Unpaid Postpetition Debts                                              MOR - 4          x
    Listing of aged accounts payable                                                               x
Accounts Receivable Aging                                                         MOR - 5          x
Debtor Questionnaire                                                              MOR - 5          x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


RESPONSIBLE PARTY:


/s/ Montgomery W. Cornell                        Vice President
----------------------------------               -------------------------------
Signature of Responsible Party                   Title


Montgomery W. Cornell                            10/27/2004
----------------------------------               -------------------------------
Printed Name of Responsible Party                Date


PREPARER:


/s/ John Franks                                  Operations Manager
----------------------------------               -------------------------------
Signature of Preparer                            Title


John Franks                                      10/27/2004
----------------------------------               -------------------------------
Printed Name of Preparer                         Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 09/01/04 - 09/30/04



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)


                                                  CURRENT MONTH                CUMULATIVE FILING TO DATE
                                                  -------------                -------------------------
                                                DEBTOR      NON-DEBTOR (K)            ACTUALS
                                                ------      --------------            -------
CASH BEGINNING                                  1,082            (20)                   7,565
                                               ------            ---                 --------
RECEIPTS
Owned Domestic Lease Payments                     730             --                   29,435
Securitization Collections /
(Transfers) (a)                                    --             --                  240,701
Repayment From / (To) Trusts                       --             --                       89
Owned International Lease Payments (b)             --             --                   16,040
International Bank Transfers In (l)                --             --                    3,691
Receipts on Behalf of Affiliates                   --             --                    5,914
DIP Advances                                    2,250             --                   46,870
Other Receipts (c)                              2,806             --                   77,692
                                               ------            ---                 --------
TOTAL RECEIPTS                                  5,786             --                  420,432
                                               ------            ---                 --------
DISBURSEMENTS
Payroll (d)(e)                                    (78)            --                   (7,102)
Benefits (d)(e)                                    12             --                     (824)
Building Costs (f)                                (47)            --                   (1,466)
Equipment Costs                                   (13)            --                   (1,411)
Auto, Travel & Entertainment                       (1)            --                     (195)
Outside Services (g)                              (26)            --                     (928)
Sales & Use Taxes                                   2             --                   (1,337)
Debt Repayment to Banks (b)(h)                     --             --                  (13,499)
International Bank Transfers Out (l)               --             --                   (4,667)
Servicer Disbursements (a)                         --             --                 (244,450)
Payments on Behalf of Affiliates (i)(p)        (1,025)           (63)                 (26,538)
Other Expense (j)                                 (55)            --                   (2,888)

DIP Repayments                                 (3,730)            --                  (93,694)
DIP Operating Reserve (o)                          --             --                  (14,395)
DIP Fees                                           --             --                   (3,108)
Professional Fees (p)                            (444)            --                   (9,971)
U.S. Trustee Quarterly Fees                        --             --                     (144)
                                               ------            ---                 --------

TOTAL DISBURSEMENTS                            (5,405)           (63)                (426,617)
                                               ------            ---                 --------

NET CASH FLOW                                     381            (63)                  (6,185)
                                               ------            ---                 --------

CASH END OF MONTH                               1,463            (83)                   1,380
                                               ------            ---                 --------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)


TOTAL DISBURSEMENTS                                                             (5,405)
   Transfers to Debtor in Possession Accounts                                       --
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)         --
   Payments on Behalf of Affiliates (i)                                         1,025
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                 (4,380)


See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 09/01/04 - 09/30/04



BANK RECONCILIATIONS
(in thousands)

                                                         DEBTOR ACCOUNTS                     NON-DEBTOR ACCOUNTS       CURRENT MONTH
                                                         ---------------                     -------------------       -------------
                                                  DEBTOR OPERATING  INTERNATIONAL(M)   RESTRICTED (K)    LOCKBOX (A)    ACTUALS
                                                  ----------------  ----------------   ---------------   -----------    -------
CASH BEGINNING OF MONTH                                  271              811                (20)               0         1,062
                                                      ------           ------             ------           ------        ------
RECEIPTS
Owned Domestic Lease Payments                            730               --                 --               --           730
Securitization Collections / (Transfers) (a)              --               --                 --               --            --
Repayment From / (To) Trusts                              --               --                 --               --            --
Owned International Lease Payments (b)                    --               --                 --               --            --
International Bank Transfers In (l)                       --               --                 --               --            --
Receipts on Behalf of Affiliates                          --               --                 --               --            --
DIP Advances                                           2,250               --                 --               --         2,250
Other Receipts (c)                                     2,806               --                 --               --         2,806
                                                      ------           ------             ------           ------        ------

TOTAL RECEIPTS                                         5,786               --                 --               --         5,786
                                                      ------           ------             ------           ------        ------

DISBURSEMENTS
Payroll (d)(e)                                           (78)              --                 --               --           (78)
Benefits (d)(e)                                           12               --                 --               --            12
Building Costs (f)                                       (47)              --                 --               --           (47)
Equipment Costs                                          (13)              --                 --               --           (13)
Auto, Travel & Entertainment                              (1)              --                 --               --            (1)
Outside Services (g)                                      (8)             (18)                --               --           (26)
Sales & Use Taxes                                          2               --                 --               --             2
Debt Repayment to Banks (b)(h)                            --               --                 --               --            --
International Bank Transfers Out (l)                      --               --                 --               --            --
Servicer Disbursements (a)                                --               --                 --               --            --
Payments on Behalf of Affiliates (i)(p)               (1,025)              --                (63)              --        (1,088)
Other Expense (j)                                        (52)              (3)                --               --           (55)

DIP Repayments                                        (3,730)              --                 --               --        (3,730)
DIP Operating Reserve (o)                                 --               --                 --               --            --
DIP Fees                                                  --               --                 --               --            --
Professional Fees (p)                                   (444)              --                 --               --          (444)
U.S. Trustee Quarterly Fees                               --               --                 --               --            --
                                                      ------           ------             ------           ------        ------


TOTAL DISBURSEMENTS                                   (5,384)             (21)               (63)              --        (5,468)
                                                      ------           ------             ------           ------        ------

NET CASH FLOW                                            402              (21)               (63)              --           318
                                                      ------           ------             ------           ------        ------

CASH END OF MONTH                                        673              790                (83)               0         1,380
                                                      ------           ------             ------           ------        ------

BANK BALANCE                                             417              790                 --                0         1,207
   Deposits in Transit                                    --               --                 --               --            --
   Outstanding Checks                                    173               --                 --               --           173
   Non-Debtor Funds in Debtor Accounts (k)                83               --                (83)              --            --

   Other (n)                                              --               --                 --               --            --

ADJUSTED BANK BALANCE                                    673              790                (83)               0         1,380
                                                      ------           ------             ------           ------        ------


See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 09/01/04 - 09/30/04
CASE NUMBER: 03-12657 (MFW)


MOR 1-A & 1-B FOOTNOTES (all $ amounts in thousands)

      (a) Effective February 3, 2004 DVI Financial Services, Inc. (DFS), case #03-12657 transferred its servicing responsibility to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services. As a result, lockbox activity has abated over time and is zero for the current period.

      (b) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In September, $0 of customer payments was received in the Debtors bank accounts (see footnote h).

      (c) The $2,806 of other receipts consists primarily of $500 for the seventh of twelve monthly installments for payment of Servicer Rights arising from the transfer of servicing to US Bancorp (effective February 3, 2004), approximately $464 in proceeds from the sale of Macon, GA property, approximately $1,250 from the refinancing of a customer lease by Asian affiliate MEC, approximately $192 of Turkish asset sale proceeds, and approximately $400 of proceeds from the transfer of a membership interest in Atlantic Imaging Group. Please see sales appendix #1 for further information on the Macon, GA and American Imaging transactions. All other asset sale transactions were disclosed in prior periods.

      (d) The number of employees at the end of the period as compared to pre-petition:

                      July 2003             231
                      September 2004          6

      (e) The benefit-to-payroll (not including KERP) relationship, with an allocation of benefits similar to payroll was 7.7% for DFS. Expenses were adjusted for Cobra costs to be reimbursed and payments for prior period workers compensation.

      (f)   Building costs of $47 consist of the following: Jamison rent expense
            - $23, rental storage - $4, and repossessed property repairs - $28. Allocation to DVI Business Credit Corporation (BC), case #03-12658 - ($8).

      (g) Outside services costs of $26 are comprised of the following: workout/collections consultants and counsel expenditures - $8, payroll processing costs - $1, and International - $18. Allocation to BC - ($1).

      (h) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks. Principal payments made from DFS accounts total $0 during September.

      (i) The $1,088 paid by DFS on behalf of affiliates consists of the allocation of professional fees and Jamison-based costs to BC of $477 and DVI, Inc. (case #03-12656) of $444, the direct payment of BC invoices for $104 and International payments of $63.

      (j) Other expenses of $55 are comprised of the following: electronic data processing - $35, staffing and clerical - $12, insurance costs $8, bank service charges - $2, other miscellaneous - $3, International - $3 and the allocation to BC - ($8).

      (k) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No. 6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner. Due to the transfer of servicing, such activity will be limited in the current and future periods.

      (l) Transfers of $0 were received in the international branch accounts during September. These transfers are primarily for cash management within DFS and also for transfers from foreign subsidiaries.

            Transfers of $0 were paid out of the international branch accounts during September. These transfers are primarily for cash management within DFS and also for transfers to foreign subsidiaries.

      (m)   Accounts for international branches of DFS (see footnote b).

      (n)   Primarily returned wires and checks.

      (o) Estimated by DFS per DIP loan agreement approved by the Court. DIP balance, including accrued interest, as of the end of September is $66.5 million.

      (p) Unpaid non-ordinary course professional fees outstanding as of the end of September 2004 are estimated at $4,029. The fees consist of both Court required holdback amounts and unpaid invoices. DVI, Inc. (case #03-12656), DFS and BC have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   09/01/04 - 09/30/04


                        STATUS OF POSTPETITION TAXES (A)

(in thousands)


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.


                                             Beginning          Amount                          Ending
                                                Tax          Withheld or      Amount             Tax
                                             Liability         Accrued         Paid           Liability
                                             ---------         -------         ----           ---------
FEDERAL
Withholding                                      --              28             (28)              --
FICA-Employee                                    --               5              (5)              --
FICA-Employer(b)                                 --               5              (5)              --
Unemployment                                     --              --              --               --
Income (c)(d)                                34,173              --              --           34,173
Other                                            --              --              --               --
    Total Federal Taxes                      34,173              38             (38)          34,173
STATE AND LOCAL
Withholding                                      --               3              (3)              --
Sales (b)(e)                                  3,188              --              --            3,188
Excise                                           --              --              --               --
Unemployment                                     --              --              --               --
Real Property (e)                                --              --              --               --
Personal Property (e)                            --              --              --               --
Florida Doc Stamp                                --              --              --               --
Franchise                                        --              --              --               --
Other: Local Income Tax Withholding              --               1              (1)              --
    Total State and Local                     3,188               4              (4)           3,188
TOTAL TAXES                                  37,361              42             (42)          37,361


                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING (F)                                         AMOUNT
--------------------------                                         ------
0 - 30 days                                                         175
31 - 60 days                                                         --
61 - 90 days                                                         --
91+ days                                                             --
TOTAL ACCOUNTS PAYABLE                                              175


Explain how and when the Debtor intends to pay any past-due postpetition debts.

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See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 09/01/04 - 09/30/04
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

      (a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

      (d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries. At the end of its fiscal year on June 30, 2004, the Debtor discontinued the accrual for income tax benefits since the reorganization estate has sold or discontinued operations that were functioning during the prior fiscal year.

      (e) US Bancorp Portfolio Services, as part of the transfer of servicing, has administrative responsibility after January 2004 for sales taxes and property taxes.

      (f) Includes only postpetition trade payables. See footnote (p) in the MOR 1-A & 1-B footnotes for information regarding outstanding amounts due to professionals.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   09/01/04 - 09/30/04


                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (A)(B)(C)                                     AMOUNT
-----------------------------------                                     ------
Debtor-owned contract receivables                                       141,993


                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                          YES     NO
----------------------------                                                                          ---     --
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below. (SEE ATTACHED APPENDICES)                                   X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                                                     X

3.   Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                                                              X

4.   Are workers compensation, general liability and other necessary insurance coverages in effect?
     If no, provide an explanation below.                                                              X

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See footnotes on following page.                                           MOR 5

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 09/01/04 - 09/30/04
CASE NUMBER: 03-12657 (MFW)

MOR 5 FOOTNOTES (all $ amounts in thousands)

      (a) Due to the transfer of servicing from DVI Financial Services Inc. ("DFS") to US Bancorp Portfolio Services ("USBPS") as of February 3, 2004, the Debtor no longer records activity for contract receivables within their portfolio management software (both owned and non-debtor). As a result, DFS is only able to provide aggregate receivable balances for contracts as of February 29, 2004. In addition, since DFS has ceased servicing non-debtor owned contracts in securitization pools, only the receivables balance for Debtor-owned contracts that are direct assets of the estate will be provided. Further information into the performance of securitized contracts can be collected through publicly filed documents filed with the Securities Exchange Commission ("SEC"). Such information can be retrieved by visiting the SEC website at www.sec.gov.

      (b) Consists of the following Debtor-owned contract receivables categories:

              Serviced by USBPS                                 $ 80,163
              Serviced by DFS and other parties                   11,180
              International owned contract receivables            50,650
                                                                  ------
              Total                                             $141,993

      (c) Receivables are listed at par, but are not expected to be recovered at par and will likely be severely impaired.

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period:   09/01/04 - 09/30/04


                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT


To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.



       10/27/2004                               /s/ Montgomery W. Cornell
------------------------                        --------------------------------
         Date                                   Signature of Responsible Party
                                                Montgomery W. Cornell

                                                                      APPENDIX 1


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                           Reporting period: 09/01/04 - 09/30/04

         REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS



Asset Description:  DVI Financial Services Inc. was granted authority by the
                    Court on September 8, 2004 to sell its owned property in Macon, Georgia to Goldstar Medical Services, Inc. for
                    $464,000 net of transaction costs.

Effective Date:     09/08/04

Compensation:                                                           $464,000
                                                                        ========

                                                                      APPENDIX 2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                           Reporting period: 09/01/04 - 09/30/04


          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS



Asset Description:      DVI Financial Services Inc., as a result of a settlement
                        of adversary proceeding, payoff of lien and exchange of releases ordered by the Court on September 9, 2004, received $400,000 from the transfer of a 50% membership interest in Atlantic Imaging Group, LLC.

Effective Date:         09/09/04

Compensation:                                            $400,000
                                                         ========